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                                                                    EXHIBIT 23.1


                         Independent Auditors' Consent
                         -----------------------------


The Board of Directors and Stockholders
Mercantile Bancorporation Inc.:


We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.


                                                /s/ KPMG Peat Marwick LLP

St. Louis, Missouri
March 19, 1997